          PLEDGE AGREEMENT dated May 11, 1995, made by THE ALPINE GROUP, INC., a Delaware corporation (together with its successors, the "GRANTOR"), to NOMURA INTERNATIONAL TRUST COMPANY, as agent (the "COLLATERAL AGENT") for the purchasers (the "PURCHASERS") parties to the Note Purchase Agreement (as hereinafter defined).

          PRELIMINARY STATEMENTS:

          (1) The Purchasers and the Collateral Agent have entered into a Note Purchase Agreement dated as of May 10, 1995 (said Agreement, as it may hereafter be amended or otherwise modified from time to time, being the "NOTE PURCHASE AGREEMENT", the terms defined therein and not otherwise defined herein being used herein as therein defined) with the Grantor, Superior TeleTec Inc., and Superior Cable Corporation (the "COMPANY"). In the Note Purchase Agreement, the Grantor has unconditionally guaranteed the due and punctual payment in full of the obligations under the Note Purchase Agreement, may receive a portion of the proceeds of the Advances under the Note Purchase Agreement and will derive substantial direct and indirect benefit from the transactions contemplated by the Note Purchase Agreement.

          (2) The Grantor is the owner of the shares (the "PLEDGED SHARES") of stock described in Part I of Schedule I hereto and issued by the Company.

          (3) It is a condition precedent to the purchase of Notes by the Purchasers under the Note Purchase Agreement that the Grantor shall have made the pledge and granted the security interest contemplated by this Agreement.

          NOW, THEREFORE, in consideration of the premises and in order to induce the Purchasers to purchase Notes under the Note Purchase Agreement, the Grantor hereby agrees with the Collateral Agent for its benefit and the ratable benefit of the Purchasers as follows:

          SECTION 1. PLEDGE. The Grantor hereby pledges to the Collateral Agent for its benefit and the ratable benefit of the Purchasers, and grants to the Collateral Agent for its benefit and the ratable benefit of the Purchasers a security interest in, the following (the "PLEDGED COLLATERAL"):

          (i) the Pledged Shares and the certificates representing the Pledged Shares, and all dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Shares;

          (ii) all additional shares of stock of the Company and any securities exchangeable for, or convertible into, shares of stock of the Company from time to time acquired by the Grantor in any manner, and the certificates representing such additional shares, and all dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such shares;

          (iii) all additional indebtedness from time to time owed to the Grantor by the Company and the instruments evidencing such indebtedness, and all interest, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such indebtedness; and

          (iv) all proceeds of any and all of the foregoing Collateral (including, without limitation, proceeds that constitute property of the types described above).

          SECTION 2. SECURITY FOR THE GRANTOR OBLIGATIONS. This Agreement secures the payment of all obligations of the Grantor now or hereafter existing under the Note Purchase Agreement and the Notes, whether for principal, interest, fees, expenses, costs, indemnities or otherwise, and all obligations of the Grantor now or hereafter existing under this Agreement (all such obligations of the Grantor being the "SECURED OBLIGATIONS").

          Without limiting the generality of the foregoing, this Agreement secures the payment of all amounts that constitute part of the Secured Obligations and would be owed by the Grantor to the Collateral Agent or the Purchasers under the Note Purchase Agreement and the Notes but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving the Grantor.

          SECTION 3. DELIVERY OF PLEDGED COLLATERAL. All certificates or instruments representing or evidencing the Pledged Collateral shall be delivered to and held by or on behalf of the Collateral Agent pursuant hereto and shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to the Collateral Agent.

          The Collateral Agent shall have the right, at any time in its discretion and without notice to the Grantor, to transfer to or to register in the name of the Collateral Agent or any of its nominees any or all of the Pledged Collateral, subject only to the revocable rights specified in
Section 6(a). For the better perfection of the Collateral Agent's rights in and to the Pledged Collateral, the Grantor shall forthwith, upon the pledge of any Pledged Collateral hereunder, cause such Pledged Collateral to be registered in the name of such nominee or nominees of the Collateral Agent as the Collateral Agent shall direct, subject only to the revocable rights specified in
Section 6(a). In addition, the Collateral Agent shall have the right at any time to exchange certificates or instruments representing or evidencing Pledged Collateral for certificates or instruments of smaller or larger denominations.

          SECTION 4. REPRESENTATIONS AND WARRANTIES. The Grantor represents and warrants as follows:

          (a) The Pledged Shares have been duly authorized and validly issued and are fully paid and non-assessable.

          (b) The Grantor is the legal and beneficial owner of the Pledged Collateral free and clear of any lien, security interest, option or other charge or encumbrance except for the security interest created by this Agreement.

          (c) The pledge of the Pledged Shares pursuant to this Agreement creates a valid and perfected first-priority security interest in the Pledged Collateral, securing the payment of the Secured Obligations.

          (d) No consent of any other person or entity and no authorization, approval, or other action by, and no notice to or filing with, any governmental authority or regulatory body is required (i) for the pledge by the Grantor of the Pledged Collateral pursuant to this Agreement or for the execution, delivery or performance of this Agreement by the Grantor,
     (ii) for the perfection or maintenance of the security interest created hereby (including the first priority nature of such security interest) or
     (iii) for the exercise by the Collateral Agent of the voting or other rights provided for in this Agreement or the remedies in respect of the Pledged Collateral pursuant to this Agreement (except as may be required in connection with any disposition of any portion of the Pledged Collateral by laws affecting the offering and sale of securities generally).

          (e) The Pledged Shares constitute all the issued and outstanding shares of stock of the Company.

          (f) There are no conditions precedent to the effectiveness of this Agreement that have not been satisfied or waived.

          (g) The Grantor has, independently and without reliance upon the Collateral Agent or any Purchaser and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement.

          SECTION 5. FURTHER ASSURANCES. The Grantor agrees that at any time and from time to time, at the expense of the Grantor, the Grantor will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that the Collateral Agent may reasonably request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable the Collateral Agent to exercise and enforce its rights and remedies hereunder with respect to any Pledged Collateral.

          SECTION 6. VOTING RIGHTS; DIVIDENDS; ETC. (a) So long as no Event of Default or event which, with the giving of notice or the lapse of time, or both, would become an Event of Default shall have occurred and be continuing:

          (i) The Grantor shall be entitled to exercise or refrain from exercising any and all voting and other consensual rights pertaining to the Pledged Collateral or any part thereof for any purpose not inconsistent with the terms of this Agreement or the Note Purchase Agreement; PROVIDED that the Grantor shall not exercise or refrain from exercising any such right if, in the Collateral Agent's judgment, such action would have a material adverse effect on the value of the Pledged Collateral or any part thereof.

          (ii) The Grantor shall be entitled to receive and retain any and all dividends and interest paid in respect of the Pledged Collateral, PROVIDED that any and all

               (A) dividends and interest paid or payable other than in cash in respect of, and instruments and other property received, receivable or otherwise distributed in respect of, or in exchange for, any Pledged Collateral,

               (B) dividends and other distributions paid or payable in cash in respect of any Pledged Collateral in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in-surplus, and

               (C) cash paid, payable or otherwise distributed in respect of principal of, or in redemption of, or in exchange for, any Pledged Collateral,

     shall be, and shall be forthwith delivered to the Collateral Agent to hold as, Pledged Collateral and shall, if received by the Grantor, be received in trust for the benefit of the Collateral Agent, be segregated from the other property or funds of the Grantor, and be forthwith delivered to the Collateral Agent as Pledged Collateral in the same form as so received (with any necessary indorsement or assignment).

          (iii) The Collateral Agent shall execute and deliver (or cause to be executed and delivered) to the Grantor all such proxies and other instruments as the Grantor may reasonably request for the purpose of enabling the Grantor to exercise the voting any other rights which it is entitled to exercise pursuant to paragraph (i) above and to receive the dividends or interest payments which it is authorized to receive and retain pursuant to paragraph (ii) above.

          (b) Upon the occurrence and during the continuance of an Event of Default or an event which, with the giving of notice or the lapse of time, or both, would become an Event of Default:

          (i) All rights of the Grantor (x) to exercise or refrain from exercising the voting and other consensual rights which it would otherwise be entitled to exercise pursuant to Section 6(a)(i) shall, upon notice to the Grantor by the Collateral Agent, cease and (y) to receive the dividends and interest payments which it would otherwise be authorized to receive and retain pursuant to Section 6(a)(ii) shall automatically cease, and all such rights shall thereupon become vested in the Collateral Agent who shall thereupon have the sole right to exercise or refrain from exercising such voting and other consensual rights and to receive and hold as Pledged Collateral such dividends and interest payments.

          (ii) All dividends and interest payments which are received by the Grantor contrary to the provisions of paragraph (i) of this Section 6(b) shall be received in trust for the benefit of the Collateral Agent, shall be segregated from other funds of the Grantor and shall be forthwith paid over to the Collateral Agent as Pledged Collateral in the same form as so received (with any necessary indorsement).

          SECTION 7. TRANSFERS AND OTHER LIENS; ADDITIONAL SHARES. (a) The Grantor agrees that it will not (i) sell, assign (by operation of law or otherwise) or otherwise dispose of, or grant any option with respect to, any of the Pledged Collateral, or (ii) create or permit to exist any lien, security interest, option or other charge or encumbrance upon or with respect to any of the Pledged Collateral, except for the security interest under this Agreement.

          (b) The Grantor agrees that it will (i) cause the Company not to issue any stock or other securities in addition to or in substitution for the Pledged Shares issued by the Company, except to the Grantor and (ii) pledge hereunder, immediately upon its acquisition (directly or indirectly) thereof, any and all additional shares of stock or other securities of the Company.

          SECTION 8. COLLATERAL AGENT APPOINTED ATTORNEY-IN-FACT. The Grantor hereby appoints the Collateral Agent the Grantor's attorney-in-fact, with full authority in the place and stead of the Grantor and in the name of the Grantor or otherwise, from time to time in the Collateral Agent's discretion to take any action and to execute any instrument which the Collateral Agent may deem necessary or advisable to accomplish the purposes of this Agreement (subject to the rights of the Grantor under Section 6), including without limitation to receive, indorse and collect all instruments made payable to the Grantor representing any dividend, interest payment or other distribution in respect of the Pledged Collateral or any part thereof and to give full discharge for the same.

          SECTION 9. COLLATERAL AGENT MAY PERFORM. If the Grantor fails to perform any agreement contained herein, the Collateral Agent may itself perform, or cause performance of, such agreement, and the expenses of the Collateral Agent incurred in connection therewith shall be payable by the Grantor under
Section 13.

          SECTION 10. THE COLLATERAL AGENT'S DUTIES. The powers conferred on the Collateral Agent hereunder are solely to protect its interest in the Pledged Collateral and shall not impose any duty upon it to exercise any such powers. Except for the safe custody of any Pledged Collateral in its possession and the accounting for moneys actually received by it hereunder, the Collateral Agent shall have no duty as to any Pledged Collateral, as to ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Pledged Collateral, whether or not the Collateral Agent or any Purchaser has or is deemed to have knowledge of such matters, or as to the taking of any necessary steps to preserve rights against any parties or any other rights pertaining to any Pledged Collateral. The Collateral Agent shall be deemed to have exercised reasonable care in the custody and preservation of any Pledged Collateral in its possession if such Pledged Collateral is accorded treatment substantially equal to that which the Company accords its own property.

          SECTION 11. REMEDIES UPON DEFAULT. If any Event of Default shall have occurred and be continuing:

          (a) The Collateral Agent may exercise in respect of the Pledged Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the Uniform Commercial Code in effect in the State of New York at that time (the "CODE") (whether or not the Code applies to the affected Collateral), and may also, without notice except as specified below, sell the Pledged Collateral or any part thereof in one or more parcels at public or private sale, at any exchange, broker's board or at any of the Collateral Agent's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Collateral Agent may deem commercially reasonable. The Grantor agrees that, to the extent notice of sale shall be required by law, at least ten days' notice to the Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Collateral Agent shall not be obligated to make any sale of Pledged Collateral regardless of notice of sale having been given. The Collateral Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

          (b) Any cash held by the Collateral Agent as Pledged Collateral and all cash proceeds received by the Collateral Agent in respect of any sale of, collection from, or other realization upon all or any part of the Pledged Collateral may, in the discretion of the Collateral Agent, be held by the Collateral Agent as collateral for, and/or then or at any time thereafter be applied (after payment of any amounts payable to the Collateral Agent pursuant to Section 13) in whole or in part by the Collateral Agent for the ratable benefit of the Purchasers against, all or any part of the Secured Obligations in such order as the Collateral Agent shall elect. Any surplus of such cash or cash proceeds held by the Collateral Agent and remaining after payment in full of all the Secured Obligations shall be paid over to the Grantor or to whomsoever may be lawfully entitled to receive such surplus.

          SECTION 12. REGISTRATION RIGHTS. If the Collateral Agent shall determine to exercise its right to sell all or any of the Pledged Collateral pursuant to Section 11, the Grantor agrees that, upon request of the Collateral Agent, the Grantor will, at its own expense:

          (a) execute and deliver, and cause each issuer of the Pledged Collateral contemplated to be sold and the directors and officers thereof to execute and deliver, all such instruments and documents, and do or cause to be done all such other acts and things, as may be necessary or, in the opinion of the Collateral Agent, advisable to register such Pledged Collateral under the provisions of the Securities Act, and to cause the registration statement relating thereto to become effective and to remain effective for such period as prospectuses are required by law to be furnished, and to make all amendments and supplements thereto and to the related prospectus which, in the opinion of the Collateral Agent, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto;

          (b) use its best efforts to qualify the Pledged Collateral under the state securities or "Blue Sky" laws and to obtain all necessary governmental approvals for the sale of the Pledged Collateral, as requested by the Collateral Agent;

          (c) cause each such issuer to make available to its security holders, as soon as practicable, an earning statement which will satisfy the provisions of Section 11(a) of the Securities Act; and

          (d) do or cause to be done all such other acts and things as may be necessary to make such sale of the Pledged Collateral or any part thereof valid and binding and in compliance with applicable law.

The Grantor further acknowledges the impossibility of ascertaining the amount of damages which would be suffered by the Collateral Agent or the Purchasers by reason of the failure by the Grantor to perform any of the covenants contained in this Section and, consequently, agrees that, if the Grantor shall fail to perform any of such covenants, it shall pay, as liquidated damages and not as a penalty, an amount equal to the value of the Pledged Collateral on the date the Collateral Agent shall demand compliance with this Section.

          SECTION 13. EXPENSES. The Grantor will upon demand pay to the Collateral Agent the amount of any and all reasonable expenses, including the reasonable fees and expenses of its counsels and of any experts and agents, which the Collateral Agent may incur in connection with (i) the administration of this Agreement, (ii) the custody or preservation of, or the sale of, collection from, or other realization upon, any of the Pledged Collateral, (iii) the exercise or enforcement of any of the rights of the Collateral Agent or the Purchasers hereunder or (iv) the failure by the Grantor to perform or observe any of the provisions hereof.

          SECTION 14. SECURITY INTEREST ABSOLUTE. The obligations of the Grantor under this Agreement are independent of the Secured Obligations, and a separate action or actions may be brought and prosecuted against the Grantor to enforce this Agreement, irrespective of whether any action is brought against the Company or whether the Company is joined in any such action or actions. All rights of the Collateral Agent and security interests hereunder, and all obligations of the Grantor hereunder, shall be absolute and unconditional irrespective of:

          (i) any lack of validity or enforceability of the Note Purchase Agreement, the Notes or any other agreement or instrument relating thereto;

          (ii) any change in the time, manner or place of payment of, or in any other term of, all or any of the Secured Obligations, or any other amendment or waiver of or any consent to any departure from the Note Purchase Agreement, any of the other Asset Purchase Documents or the Notes, including, without limitation, any increase in the Secured Obligations resulting from the extension of additional credit to the Company or any of its Subsidiaries or otherwise;

          (iii) any taking, exchange, release or non-perfection of any other collateral, or any taking, release or amendment or waiver of or consent to departure from any guaranty, for all or any of the Secured Obligations;

          (iv) any manner of application of collateral, or proceeds thereof, to all or any of the Obligations, or any manner of sale or other disposition of any collateral for all or any part of the Secured Obligations or any other assets of the Company or any of its Subsidiaries;

          (v) any change, restructuring or termination of the corporate structure or existence of the Company or any of its Subsidiaries; or

          (vi) any other circumstance which might otherwise constitute a defense available to, or a discharge of, the Grantor or a third party pledgor.

          SECTION 15. AMENDMENTS, ETC. No amendment or waiver of any provision of this Agreement, and no consent to any departure by the Grantor herefrom, shall in any event be effective unless the same shall be in writing and signed by the Collateral Agent, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

          SECTION 16. ADDRESSES FOR NOTICES. All notices and other communications provided for hereunder shall be in writing (including telecopier, telegraphic, telex or cable communication) and mailed, telecopied, telegraphed, telexed, cabled or delivered to it, if to the Grantor, at its address specified in the Note Purchase Agreement and if to the Collateral Agent, at its address specified in the Note Purchase Agreement, or, as to either party, at such other address as shall be designated by such party in a written notice to the other party. All such notices and other communications shall, when mailed, telecopied, telegraphed, telexed or cabled, be effective when deposited in the mails, telecopied, delivered to the telegraph company, confirmed by telex answerback or delivered to the cable company, respectively.

          SECTION 17. CONTINUING SECURITY INTEREST; ASSIGNMENTS UNDER NOTE PURCHASE AGREEMENT. This Agreement shall create a continuing security interest in the Pledged Collateral and shall (i) remain in full force and effect until the later of (A) the payment in full of the Secured Obligations and all other amounts payable under this Agreement and (B) the date on which the Maximum Revolving Amount shall be equal to zero, (b) be binding upon the Grantor, its successors and assigns, and (c) inure, together with the rights and remedies of the Collateral Agent hereunder, to the benefit of, and be enforceable by, the Collateral Agent, the Purchasers and their respective successors, transferees and assigns.

          Without limiting the generality of the foregoing clause (c), any Purchaser may assign or otherwise transfer all or any portion of its rights and obligations under the Note Purchase Agreement (including, without limitation, all or any portion of its Maximum Revolving Commitment and any Note held by it) to any other person or entity, and such other person or entity shall thereupon become vested with all the benefits in respect thereof granted to such Purchaser herein or otherwise, subject, however, to the provisions of Section 16 of the Note Purchase Agreement. Upon the later of the payment in full of the Secured Obligations and all other amounts payable under this Agreement and the expiration or the date on which the Maximum Revolving Amount shall be equal to zero, the security interest granted hereby shall terminate and all rights to the Pledged Collateral shall revert to the Grantor. Upon any such termination, the Collateral Agent will, at the Grantor's expense, return to the Grantor such of the Pledged Collateral as shall not have been sold or otherwise applied pursuant to the terms hereof and execute and deliver to the Grantor such documents as the Grantor shall reasonably request to evidence such termination.

          SECTION 18. GOVERNING LAW; TERMS. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York. Unless otherwise defined herein or in the Note Purchase Agreement, terms defined in
Article 9 of the Code are used herein as therein defined.

          IN WITNESS WHEREOF, the Grantor has caused this Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

                                   THE ALPINE GROUP, INC.



                                   By
                                     --------------------------------------
                                       Title:

                                                                      SCHEDULE I


               Attached to and forming a part of the Pledge
               Agreement dated May 11, 1995, by THE ALPINE GROUP,
               INC., as Grantor, to NOMURA INTERNATIONAL TRUST
               COMPANY, as Collateral Agent

Part I

1,000 shares of common stock, par value $.01 per share, of Superior TeleTec Inc., a Georgia corporation, evidenced by certificate no. 2.